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                                                                 EXHIBIT 10.15



                                                                  BISHOP RANCH
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                                                                  BUSINESS PARK



                           BISHOP RANCH BUSINESS PARK

                                 BUILDING LEASE













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                     SATELLITE ONLINE SOLUTIONS CORPORATION

                   BISHOP RANCH BUSINESS PARK - BUILDING LEASE

                                TABLE OF CONTENTS
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1.       PREMISES.................................................................................................1

2.       TERM.....................................................................................................1
         2.1          TERM........................................................................................1
         2.2          DELAY IN COMMENCEMENT.......................................................................1
         2.3          ACKNOWLEDGMENT OF COMMENCEMENT DATE.........................................................2

3.       RENT.....................................................................................................2
         3.1          BASE RENT...................................................................................2
         3.2          ADJUSTMENTS TO BASE RENT....................................................................2
         3.3          AMOUNTS CONSTITUTING RENT...................................................................2

4.       SECURITY DEPOSIT ........................................................................................3

5.       TAX AND BUILDING OPERATING COST INCREASES ...............................................................4
         5.1          DEFINITIONS.................................................................................4
         5.2          TENANT'S SHARE..............................................................................5
         5.3          NOTICE AND PAYMENT..........................................................................5
         5.4          ADDITIONAL TAXES............................................................................6
         5.5          TENANT'S TAXES..............................................................................6

6.       USE......................................................................................................7
         6.1          USE.........................................................................................7
         6.2          SUITABILITY.................................................................................7
         6.3          USES PROHIBITED.............................................................................7

7.       SERVICE AND UTILITIES....................................................................................8
         7.1          LANDLORD'S OBLIGATIONS......................................................................8
         7.2          TENANT'S OBLIGATION.........................................................................8
         7.3          TENANT'S ADDITIONAL REQUIREMENTS............................................................8
         7.4          NONLIABILITY................................................................................9

8.       MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS......................................................10
         8.1          MAINTENANCE AND REPAIRS....................................................................10
         8.2          ALTERATIONS AND ADDITIONS .................................................................11

9.       ENTRY BY LANDLORD ......................................................................................12
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10.      LIENS...................................................................................................13

11.      INDEMNITY...............................................................................................13
         11.1         INDEMNITY..................................................................................13
         11.2         EXEMPTION OF LANDLORD FROM LIABILITY.......................................................14

12.      INSURANCE...............................................................................................14
         12.1         COVERAGE...................................................................................14
         12.2         INSURANCE POLICIES.........................................................................14
         12.3         LANDLORD'S INSURANCE.......................................................................15
         12.4         WAIVER OF SUBROGATION......................................................................15

13.      DAMAGE OR DESTRUCTION...................................................................................16
         13.1         LANDLORD'S DUTY TO REPAIR..................................................................16
         13.2         LANDLORD'S RIGHT TO TERMINATE..............................................................16
         13.3         TENANT'S RIGHT TO TERMINATE................................................................17
         13.4         EXCLUSIVE RIGHTS...........................................................................17

14.      CONDEMNATION............................................................................................18

15.      ASSIGNMENT AND SUBLETTING...............................................................................19
         15.1         LANDLORD'S CONSENT REQUIRED................................................................19
         15.2         REASONABLE CONSENT.........................................................................19
         15.3         EXCESS CONSIDERATION.......................................................................20
         15.4         NO RELEASE OF TENANT.......................................................................20
         15.5         ATTORNEYS' FEES............................................................................20
         15.6         TRANSFER OF OWNERSHIP INTEREST.............................................................20
         15.7         EFFECTIVENESS OF TRANSFER..................................................................20
         15.8         LANDLORD'S RIGHT TO SPACE..................................................................21
         15.9         NO NET PROFITS LEASES......................................................................21

16.      SUBORDINATION...........................................................................................21
         16.1         SUBORDINATION..............................................................................21
         16.2         JUNIOR LIENS...............................................................................22
         16.3         SUBORDINATION AGREEMENTS...................................................................22
         16.4         ATTORNMENT.................................................................................22

17.      QUIET ENJOYMENT.........................................................................................22

18.      DEFAULT; REMEDIES.......................................................................................23
         18.1         DEFAULT....................................................................................23
         18.2         REMEDIES...................................................................................23
         18.3         LATE CHARGES...............................................................................26
         18.4         INTEREST...................................................................................27
         18.5         DEFAULT BY LANDLORD........................................................................27

19.      PARKING.................................................................................................27

20.      RELOCATION OF PREMISES..................................................................................28
         20.1         CONDITIONS ................................................................................28
         20.2         NOTICE ....................................................................................28

21.      MORTGAGEE PROTECTION ...................................................................................28
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22.      ESTOPPEL CERTIFICATES...................................................................................29

23.      SURRENDER, HOLDING OVER.................................................................................30
         23.1         SURRENDER..................................................................................30
         23.2         HOLDING OVER...............................................................................30

24.      HAZARDOUS MATERIALS.....................................................................................31

25.      MISCELLANEOUS ..........................................................................................32
         25.1         ATTORNMENT.................................................................................32
         25.2         CAPTIONS; ATTACHMENTS; DEFINED TERMS.......................................................32
         25.3         ENTIRE AGREEMENT...........................................................................32
         25.4         SEVERABILITY...............................................................................32
         25.5         COSTS OF SUIT..............................................................................33
         25.6         TIME; JOINT AND SEVERAL LIABILITY..........................................................33
         25.7         BINDING EFFECT; CHOICE OF LAW..............................................................33
         25.8         WAIVER.....................................................................................33
         25.9         FORCE MAJEURE..............................................................................34
         25.10        LANDLORD'S LIABILITY.......................................................................34
         25.11        CONSENTS AND APPROVALS.....................................................................34
         25.12        SIGNS......................................................................................35
         25.13        RULES AND REGULATIONS......................................................................35
         25.14        NOTICES....................................................................................36
         25.15        AUTHORITY..................................................................................36
         25.16        LEASE GUARANTY.............................................................................36
         25.17        BROKERS....................................................................................36
         25.18        RESERVED RIGHTS............................................................................37
         25.19        SATELLITE ANTENNA..........................................................................37

EXHIBIT A - SITE AND FLOOR PLANS
EXHIBIT B - WORK LETTER
EXHIBIT C - SPACE PLAN (INTENTIONALLY DELETED)
EXHIBIT D - RULES AND REGULATIONS
EXHIBIT E - JANITORIAL SPECIFICATIONS
EXHIBIT F - DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST
EXHIBIT G - COMMENCEMENT OF LEASE
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                           BISHOP RANCH BUSINESS PARK

                                 BUILDING LEASE

     This Lease is made and entered into this 6th day of August, 1997, by and between ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP, (hereinafter "Landlord") and SATELLITE ONLINE SOLUTIONS CORPORATION (hereinafter "Tenant"). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

     1.   PREMISES

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises (the "Premises") crosshatched on Exhibit A containing 4,326 RENTABLE square feet known as SUITE 150, located on the GROUND floor of 3000 EXECUTIVE PARKWAY, Building Q (including all tenant improvements thereto, the "Building"), located at San Ramon, California 94583. The Building, which contains 210,526 RENTABLE square feet, the land on which the Building is situated (the "Land"), any other improvements on the Land and the personal property used by Landlord in the operation of the Building (the "Personal Property") are herein collectively called the "Project". Landlord shall pay the cost of recarpeting, rebasing and repainting (Landlord shall remove all wallcovering) the Suite using building standard materials. Except for those items mentioned herein, Tenant shall occupy the Premises in its as-is condition.

     2.   TERM

          2.1 TERM. The term of this Lease shall commence on the "Commencement Date." The term of this Lease shall end FIVE (5) YEARS thereafter (the "Expiration Date"), unless sooner terminated pursuant to this Lease.

          2.2 DELAY IN COMMENCEMENT. The Commencement Date is scheduled to occur on SEPTEMBER 1, 1997 (the "Scheduled Commencement Date"). If for any reason the Commencement Date does not occur by the Scheduled Commencement Date, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder. If

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the Commencement Date has not occurred within thirty (30) days after the
Scheduled Commencement Date, Tenant at its option, to be exercised by giving Landlord written notice within fifteen (15) days after the end of such thirty
(30) day period, may terminate this Lease and, upon Landlord's return of any monies previously deposited by Tenant, the parties shall have no further rights or liabilities toward each other.

          2.3 ACKNOWLEDGMENT OF COMMENCEMENT DATE. Upon determination of the Commencement Date, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date and Expiration Date in the form attached hereto as Exhibit G.

     3.   RENT.

          3.1 BASE RENT. Tenant shall pay to Landlord monthly as base rent ("Base Rent") for the Premises in advance on the Commencement Date and on the first day of each calendar month thereafter during the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States of America, the sum of NINE THOUSAND TWELVE AND 50/100 DOLLARS ($9,012.50). For any prorations of Base Rent due to changes in the Premises on a day other than the first or last day of the month, the portion of Base Rent associated with the change in the Premises shall be calculated by multiplying the number of days that the space was part of the Premises by the daily Base Rent defined to be the monthly Base Rent for said space divided by 30.

          Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of NINE THOUSAND TWELVE AND 50/100 DOLLARS ($9,012.50) to be applied against Base Rent when it becomes due.

          3.2 ADJUSTMENTS TO BASE RENT. (Intentionally Deleted)

          3.3 AMOUNTS CONSTITUTING RENT. All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest, "Operating Cost Payments" (as defined in Paragraph 5), and amounts payable or reimbursable under the Work Letter and the other Exhibits hereto, shall constitute "Rent" and be payable and recoverable as such. Base Rent is due and payable as provided in Paragraph 3.1 - "Base Rent," Operating Cost Payments are due and payable as provided in Paragraph 5.3 - "Notice and Payment," and all other Rent payable to Landlord on demand under the terms of this Lease unless otherwise set forth herein, shall be payable within thirty
(30) days after written notice from Landlord of the amounts due. All Rent shall be paid to Landlord

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without deduction or offset in lawful money of the United States of America at the address for notices or at such other place as Landlord may from time to time designate in writing.

     4.   SECURITY DEPOSIT

          Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of EIGHTEEN THOUSAND TWENTY-FIVE AND NO/100 DOLLARS ($18,025.00) (the equivalent of two (2) months of rent) (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including the provisions relating to the payment of any Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit to cure such default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) upon the expiration of the Lease term and Tenant's vacating the Premises; provided, however, that Landlord may elect, in its discretion, to retain a portion of the Security Deposit in an amount to be determined by Landlord in its reasonable judgment and Landlord shall, promptly upon determining the increases in Operating Costs for the calendar year in which this Lease terminates, pursuant to Paragraph 5.3 -"Notice and Payment," apply from such retained portion of the Security Deposit any sums underpaid by Tenant with respect to Operating Costs for the final year of the Lease term, and return the balance, if any, to Tenant or its assignee. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest whereupon Landlord shall be released from liability for the return of the Security Deposit or the accounting therefor.

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     5.   TAX AND BUILDING OPERATING COST INCREASES

          5.1 DEFINITIONS. For purposes of this paragraph, the following terms are herein defined:

          (a) BASE YEAR: The calendar year in which this Lease commences.

          (b) OPERATING COSTS. Operating Costs shall include all costs and expenses of ownership, operation, repair and maintenance of the Project (excluding depreciation of the improvements in the Project and all amounts paid on loans of Landlord) computed in accordance with accounting principles adopted by Landlord consistently applied, including by way of illustration but not limited to: real property taxes, taxes assessed on the Personal Property, any other governmental impositions imposed on or by reason of the ownership, operation or use of the Project, and any tax in addition to or in lieu thereof, other than taxes covered by Paragraph 5.4, whether assessed against Landlord or Tenant or collected by Landlord or both; parts; equipment; supplies; insurance premiums; license, permit and inspection fees; cost of services and materials (including property management fees and costs); cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance and repair of the Project; costs of providing utilities and services, including water, gas, electricity, sewage disposal, rubbish removal, janitorial, gardening, security, parking, window washing, supplies and materials, and signing (but excluding services not uniformly available to substantially all of the Project tenants); costs of capital improvements (i) required to cause the Project to comply with all laws, statutes, ordinances, regulations, rules and requirements of any governmental or public authority, including, without limitation, the Americans with Disabilities Act of 1990 "Legal Requirements") except for costs (the "ADA") (collectively, the Commencement Date, with any Legal Requirement as enacted as of the Commencement Date, or (ii) which reduce Operating Costs, such costs, together with interest on the unamortized balance at the rate of twelve percent (12%) per annum, to be amortized over such reasonable periods as Landlord shall determine; costs of maintenance and replacement of landscaping; legal, accounting and other professional services incurred in connection with the operation of the Project and the calculation of Operating Costs; and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Project. If the Project is not fully occupied for any calendar year during the term of this Lease, Operating Costs shall be

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adjusted to the amount which would have been incurred if the Project had been fully occupied for the year.

          5.2 TENANT'S SHARE. If Operating Costs during any calendar year following the Base Year exceed the rentable square footage of the Building multiplied by $7.75 (the "Expense Stop"), Tenant shall pay to Landlord "Tenant's Share" multiplied by such excess ("Operating Cost Payments"). "Tenant's Share" means 2.05%, which is calculated by dividing the rentable square footage of the Premises by the rentable square footage of the BUILDING, as such rentable square footages are set forth in Paragraph 1, and multiplying such number by 100.

          5.3 NOTICE AND PAYMENT. As soon as reasonably practical after the end of each calendar year following the Base Year, Landlord shall furnish Tenant a written statement showing in reasonable detail the Operating Costs for the preceding calendar year, and the amount of any payment due from Tenant to Landlord or from Landlord to Tenant, taking into account prior Operating Cost Payments made by Tenant for such preceding calendar year. Tenant shall have one hundred eighty (180) days after receipt of Landlord's statement to notify Landlord of any objections they have to such statement, or of their intention to review supporting documentation for such statement. If Tenant does not so notify Landlord, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute or review support for such statement, any item therein, or the computation of Operating Costs. If Tenant does so notify the Landlord within the one hundred eighty
(180) day period, Tenant shall have one (1) year from the date of receipt of Landlord's statement to complete their review of the supporting documentation and notify Landlord of all objections, if any, to such statement. Landlord and Tenant hereby agree that Tenant will submit in writing to Landlord on or before the end of said one (1) year period, all objections to Landlord's statement, and Tenant's only rights after said one (1) year period shall be nonreversible removals or reductions of the said objections submitted to Landlord. Landlord and Tenant hereby agree that after said one (1) year period, Tenant has no further rights to review any supporting documentation to Landlord's statement. Any notifications to Landlord will be done in accordance with Paragraph 25.14.

          Coincidentally with the monthly Base Rent next due following Tenant's receipt of such statement, Tenant shall pay to Landlord (in the case of an underpayment) or Landlord shall credit against the next Base Rent due from Tenant (in the case of an overpayment) the difference between (i) Tenant's Share of any excess of Operating Costs for the preceding calendar year over the

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Expense Stop (the "Prior Year's Increase"), and (ii) the Operating Cost
Payments made by Tenant for such preceding calendar year. In addition, Tenant shall pay to Landlord coincidentally with such next due Base Rent an amount equal to (A) one-twelfth (1/12) of the Prior Year's Increase, if any, multiplied by (B) the number of months or partial months (including the then current month) then elapsed in the current calendar year, less (C) the aggregate of any Operating Cost Payments made by Tenant for such current calendar year. Monthly thereafter until adjustment is made the following year pursuant to this paragraph, Tenant shall pay together with the monthly Base Rent one-twelfth (1/12) of any such Prior Year's Increase. In no event will Tenant be entitled to receive the benefit of a reduction in Operating Costs below the Expense Stop.

          For any partial calendar year at the termination of this Lease, Tenant's Share of any increases in Operating Costs for such year over the Expense Stop shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs for the entire year and then prorating such amount for the number of days this Lease was in effect during such year. Notwithstanding the termination of this Lease, and within ten (10) days after Tenant's receipt of Landlord's statement regarding the determination of increases in Operating Costs for the calendar year in which this Lease terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, an amount equal to the difference between Tenant's Share of the increases in Operating Costs for such year (as prorated) and the amount previously paid by Tenant toward such increases.

          5.4 ADDITIONAL TAXES. Tenant shall reimburse to Landlord, within thirty (30) days after receipt of a demand therefor, Tenant's Share of any and all taxes payable by Landlord (other than net income taxes or any taxes included within Operating Costs), whether or not now customary or within the contemplation of the parties hereto (i) upon, allocable to or measured by the area of the Building, (ii) upon all or any portion of the Rent payable hereunder and under other leases of space in the Building, including any gross receipts tax or excise tax levied with respect to the receipt of such Rent, or (iii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Building or any portion thereof. Tenant shall not be required to reimburse Landlord for taxes under this Paragraph 5.4 to the extent Tenant has paid Tenant's Share of such taxes through Operating Cost Payments under Paragraph 5.2.

          5.5 TENANT'S TAXES. Tenant shall pay before delinquency (whether levied on Landlord or Tenant), any and all

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taxes assessed upon or measured by (i) Tenant's equipment, furniture, fixtures and other personal property located in the Premises, (ii) any improvements or alterations made to the Premises prior to or during the term of this Lease paid for by Tenant ("Above-Standard Improvements"), or (iii) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. For the purpose of determining said amounts, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rule of the taxing authorities which require Tenant to file a report of Tenant's property located in the Premises.

     6.   USE

          6.1 USE. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord.

          6.2 SUITABILITY. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in the Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within ten (10) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

          6.3  USES PROHIBITED.

               (a) Tenant shall not do nor permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

               (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to

                                       7
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be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not bring onto the Premises any apparatus, equipment or supplies that may overload the Premises or the Building or any utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof.

               (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with, and at its sole cost and expense shall promptly comply with, any Legal Requirement now in force or which may hereafter be enacted or promulgated relating to the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises or Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Legal Requirement, shall be conclusive of the fact as between Landlord and Tenant.

     7.   SERVICE AND UTILITIES

          7.1 LANDLORD'S OBLIGATIONS. Provided Tenant is not in default hereunder, Landlord shall furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises, scavenger, janitorial services as described in Exhibit E attached hereto, window washing service and elevator service customary in similar buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common lobbies, hallways, stairs and toilet rooms in the Building.

          7.2 TENANT'S OBLIGATION. Tenant shall pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease.

          7.3 TENANT'S ADDITIONAL REQUIREMENTS

              (a) Tenant shall pay for heat and air-conditioning furnished at Tenant's request during non-business hours and/or on non-business days on an hourly basis at a reasonable rate established by Landlord. Tenant shall not use in excess of Building Standard amounts (as determined by Landlord) of electricity, water or any other utility without Landlord's prior written consent, which consent Landlord may refuse. Landlord may cause a water meter or electric current meter to be installed in the Premises so as to measure the amount of water and electric current consumed for any such excess use. The cost of such meters and of installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the city in which the Building is located or by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed to measure any such excess use, Landlord shall have the right to estimate the amount of such use through qualified personnel. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any Suite Improvements different from or above Building Standard, carelessness of Tenant or the nature of Tenant's business (including hours of operation).

               (b) If any lights other than Building Standard or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord may install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. In addition, if any lights other than Building Standard are used in the Premises, Tenant shall pay the cost to replace any worn or dead bulbs or tubes.

               (c) In no event shall Tenant (i) connect any apparatus, machine or device through electrical outlets except in the manner for which such outlets are designed and without the use of any device intended to increase the plug capacity of any electrical outlet or (ii) maintain at any time an electrical demand load in excess of four (4) watts per square foot of usable area of the Premises.

          7.4 NONLIABILITY. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of Rent, by reason of Landlord's failure to furnish any of the foregoing when due to "Force Majeure Events" (as defined in Paragraph 25.9). If failure to furnish the foregoing is within Landlord's reasonable control and Tenant is unable to occupy the Premises due to such failure, Tenant shall be entitled to an abatement of Base Rent commencing with the fifteenth consecutive

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day of such failure unless prior thereto Landlord commences to cure such failure and thereafter diligently proceeds with such cure. Any failure to furnish any of the foregoing shall not constitute an eviction of Tenant, constructive or otherwise and, notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not be entitled to terminate this Lease on account of such failure. Except for Landlord's negligence of willful misconduct, Landlord shall not be liable under any circumstances for loss of or injury to property or business or consequential damages, however occurring, through or in connection with failure to furnish any of the foregoing.

     8.   MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS

          8.1  MAINTENANCE AND REPAIRS

               (a) LANDLORD'S OBLIGATIONS. Landlord shall maintain in good order, condition and repair the structural and common areas of the Building, and the basic heating, ventilating, air conditioning, electrical, plumbing, fire protection, life safety, security and mechanical systems of the Building (the "Building Systems"), and the telephone cabling and wiring in and to the Premises to the extent required by law, and shall cause the common areas of the Building to comply with all Legal Requirements (including, without limitation, the ADA), provided that any maintenance and repair caused by the acts or omissions of Tenant or Tenant's agents, employees, invitees, visitors (collectively "Tenant's Representatives") shall be paid for by Tenant. Notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not have the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the foregoing in good order, condition and repair, nor shall Landlord be liable under any circumstances for any consequential damages or loss of business, however occurring, through or in connection with any such failure.

               (b) TENANT'S OBLIGATIONS

                   (1) Tenant, at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Paragraph 7 hereof, shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, and all plumbing pipes, electrical wiring, switches, fixtures, nonbuilding standard lights, and equipment installed for the use of the Premises, and shall cause the Premises to comply with all Legal Requirements (including, without limitation, the ADA). Notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not have the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

                   (2) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest from the date expended by Landlord until paid by Tenant at the "Default Rate," as defined below. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work. As used in this Lease, "Default Rate" shall mean the lesser of twelve percent per annum (12%) or the maximum rate permitted by law.

              (c) COMPLIANCE WITH LAW. Landlord and Tenant shall each do all acts required to comply with all applicable Legal Requirements relating to their respective maintenance and repair obligations as set forth herein.

          8.2 ALTERATIONS AND ADDITIONS

              (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord. Notwithstanding the foregoing, Tenant may install their phone equipment and cabling using a union vendor approved by Landlord.

              (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, performing the work itself, specifying the manner in which the work is done, and selecting the contractor by whom the work is to be performed and the times during which it is to be accomplished. Tenant shall pay to Landlord upon demand an amount equal to the reasonable costs and expenses for time spent by Landlord's employees or contractors in supervising, approving and administering such alterations.

              (c) All such alterations, additions or improvements, all other Above-Standard Improvements, and all work performed under the Work Letter shall be the property of Landlord and shall remain upon and be surrendered with the Premises, unless

Landlord upon or prior to the termination or expiration of the Lease requests in writing that Tenant remove all or any part of same.

              (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.

     9.   ENTRY BY LANDLORD

          Landlord and Landlord's agents shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby. Landlord shall conduct its activities under this Paragraph 9 in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord and Landlord's agents shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord or Landlord's agents by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Tenant shall not be released from its obligations under this Lease nor be entitled to any abatement of Rent on account of Landlord's entry under this Paragraph, and Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

     10.  LIENS

          Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed, materials furnished or obligations incurred by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant on demand with interest at the Default Rate until paid. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least three (3) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

     11.  INDEMNITY

          11.1 INDEMNITY. Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever (i) occurring in, on or about the Premises or any part thereof; and (ii) occurring in, on or about any facilities (including, without limiting the generality of the term "facilities," elevators, stairways, passageways, hallways and parking areas), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage is caused in part or in whole by the act, negligence, fault or omission of any duty with respect to the same by Tenant or Tenant's invitees and Representatives. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant or Tenant's Representatives and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. If any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord; provided, however, that Tenant shall not be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide. Except for Landlord's negligence or willful misconduct, Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

          11.2 EXEMPTION OF LANDLORD FROM LIABILITY. Except for Landlord's negligence of willful misconduct, Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, telephone cabling or wiring, or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

     12.  INSURANCE

          12.1 COVERAGE. Tenant shall, at all times during the term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage:

               (a) Commercial General Liability Insurance with a combined single limit for personal or bodily injury and property damage of not less than $1,000,000 or such other level of coverage that Landlord may require in its reasonable judgment.

               (b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, covering and in an amount equal to the full replacement value of all fixtures, furniture and improvements installed in the Premises by or at the expense of Tenant.

          12.2 INSURANCE POLICIES. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord and its partners, property manager, and mortgagees as an additional insured. Said insurance shall be with companies having a razing of not less than A, XI in "Best's Insurance Guide." Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a reasonable handling charge and Default Interest from the date paid by Landlord, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

          12.3 LANDLORD'S INSURANCE. During the term of this Lease Landlord shall maintain in effect insurance on the Building against fire, extended coverage perils and vandalism and malicious mischief, with responsible insurers licensed to do business in California having a rating of not less than A, XI in "Best's Insurance Guide," insuring the Building in an amount equal to at least ninety-five percent (95%) of the replacement cost thereof, excluding foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

          12.4 WAIVER OF SUBROGATION. To the extent permitted by their respective policies of insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized representatives of the other for any loss or damage that is covered by any policy of insurance maintained by either party with respect to the Premises or the Project or any operation therein. If any policy of insurance relating to this Lease, the Premises or the Project does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, if possible, obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

     13.  DAMAGE OR DESTRUCTION.

          13.1 LANDLORD'S DUTY TO REPAIR. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty then, unless either party elects to terminate this Lease pursuant to Paragraphs 13.2 or 13.3, Landlord shall, at its expense, use its best efforts to repair and restore the Premises and/or access thereto, as the case may be, to substantially their former condition to the extent permitted by the then applicable codes, laws and regulations; provided, however, that Tenant rather than Landlord shall be obligated at Tenant's expense to repair or replace Tenant's personal property, trade fixtures and any items or improvements that are required to be covered by Tenant's insurance under Paragraph 12.1(b).

          If Landlord is required or elects to repair damage to the Premises and/or access thereto, this Lease shall continue in effect but Tenant's Base Rent and Operating Cost Payments from the date of the casualty through the date of substantial completion of the repair shall be abated by a proportionate amount based on the portion of the Premises that Tenant is prevented from using by reason of such damage or its repair; provided, however, that if the casualty is the result of the willful misconduct or negligence of Tenant or Tenant's Representatives, there will be no such rental abatement. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Project made necessary by such casualty.

        13.2 LANDLORD'S RIGHT TO TERMINATE. Landlord may elect to terminate this Lease, effective as of the last day of the calendar month in which such election is made, under the following circumstances:

             (a) Where, in the reasonable judgment of Landlord, the damage cannot be substantially repaired and restored under applicable laws and governmental regulations within one (1) year after the date of the casualty;

             (b) Where, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies to make the required repairs;

             (c) Where the Project is damaged or destroyed to the extent that the cost to repair and restore the Project exceeds twenty-five percent (25%) of the full replacement cost of the Project, whether or not the Premises are damaged or destroyed; or

          (d) Where the damage occurs within the last twelve (12) months of the term of the Lease.

              If any of the circumstances described in this Paragraph 13.2 arise, Landlord must notify Tenant in writing of that fact within one hundred and twenty (120) days after such circumstances arise and in such notice Landlord must also advise Tenant whether Landlord has elected to terminate the Lease.

          13.3 TENANT'S RIGHT TO TERMINATE. Tenant shall have the right to terminate this Lease if all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty, provided that such casualty is not the result of the willful misconduct or negligence of Tenant or Tenant's Representatives, but only under the following circumstances:

               (a) Tenant may elect to terminate this Lease if Landlord had the right under Paragraph 13.2 to terminate this Lease but did not elect to so terminate and Landlord failed to commence the required repair within ninety (90) days after the date it received proceeds to commence such repair. In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given before the earlier of the date on which Landlord commences such repair or ten (10) days after the expiration of such ninety
(90)-day period; or

               (b) Tenant may elect to terminate this Lease in the circumstance described in Subparagraph 13.2(a). In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given within thirty (30) days after Landlord's notice to Tenant pursuant to Paragraph 13.2.

          13.4 EXCLUSIVE RIGHTS. Landlord and Tenant each hereby agree that, notwithstanding any law to the contrary that may now or hereafter exist, neither party shall have any right to terminate this Lease in the event of any damage or destruction under any circumstances other than as provided in Paragraphs 13.2 and 13.3.

     14.  CONDEMNATION

          If all or a material portion of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option, exercisable within thirty (30) days of receipt of notice of such taking, to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for Tenant's unamortized cost of leasehold improvements, so long as such award to Tenant does not decrease the value of the award that would otherwise be made to Landlord in such taking or condemnation. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of Premises so made unusable bears to the rented area of the Premises immediately prior to the taking, and Landlord, at Landlord's cost, shall restore the Premises remaining to an architectural whole with the Base Rent reduced in proportion to what the area taken bears to the Premises prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall give Tenant the right to terminate this Lease or to any abatement of Rent thereunder. Any award made to Tenant by reason of any such temporary taking where Landlord does not terminate this Lease shall belong entirely to Tenant so long as said award does not diminish Landlord's award.

     15.  ASSIGNMENT AND SUBLETTING

          15.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein (each a "Transfer"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord which consent shall not be unreasonably withheld and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

          15.2  REASONABLE CONSENT.

                (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease; (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (v) the form of the proposed sublease or assignment. Within ten (10) business days after Landlord receives all such information it shall notify Tenant whether it approves such assignment or subletting or if it elects to proceed under Paragraph 15.8 below.

                (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold its consent to a sublease or assignment, it shall be reasonable for Landlord to withhold its consent where (i) the assignee or subtenant (a "Transferee") does not itself occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Transferee's reputation or creditworthiness or the character of the business to be conducted by the Transferee at the Premises, (iii) the assignment or subletting would increase the burden as reasonably determined by Landlord on the Building services or the number of people occupying the Premises, or (iv) Landlord otherwise reasonably determines that the assignment or sublease would have the effect of decreasing the value of the Project or increasing the expenses associated with operating the Project. In no event may Tenant publicly advertise or offer all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for comparable space in the Project.

          15.3 EXCESS CONSIDERATION. If Landlord consents to the assignment or sublease, Landlord shall be entitled to receive as additional Rent hereunder one-half of any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, one-half of the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Operating Cost Payments payable hereunder applicable to the subleased space.

          15.4 NO RELEASE OF TENANT. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, and the Transferee shall be jointly and severally liable with Tenant for the payment of Rent (or that portion applicable to the subleased space in the case of a sublease) and for the performance of all other terms and provisions of the Lease. The consent by Landlord to any assignment or subletting shall not relieve Tenant and any such Transferee from the obligation to obtain Landlord's express written consent to any subsequent assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

          15.5 ATTORNEYS' FEES. Tenant shall pay Landlord's reasonable attorneys' fees (not to exceed $300.00) incurred in connection with reviewing any proposed assignment or sublease.

          15.6 TRANSFER OF OWNERSHIP INTEREST. If Tenant is a business entity, any direct or indirect transfer of 50 percent or more of the ownership interest of the entity (whether all at one time or over the term of the Lease) shall be deemed a Transfer.

          15.7 EFFECTIVENESS OF TRANSFER. No permitted assignment by Tenant shall be effective until Landlord has received a counterpart of the assignment and an instrument in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of assignment. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

          15.8 LANDLORD'S RIGHT TO SPACE. Notwithstanding any of the above provisions of this Paragraph 15 to the contrary, if Tenant notifies Landlord that it desires to assign this Lease or sublet all or any part of the Premises, Landlord, in lieu of consenting to such assignment or sublease, may elect to terminate this Lease (in the case of an assignment or a sublease of the entire Premises), or to terminate this Lease as it relates to the space proposed to be subleased by Tenant (in the case of a sublease of less than the entire Premises). In such event, this Lease (or portion thereof) will terminate on the date the assignment or sublease was to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

          15.9 NO NET PROFITS LEASES. Anything contained in the foregoing provisions of this Paragraph 15 to the contrary notwithstanding, neither Tenant, nor any other person having an interest in the possession, use, occupancy or utilization of the Premises, shall enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

     16.  SUBORDINATION

          16.1 SUBORDINATION. Except as provided in the next sentence, or as the Tenant and the mortgagee or trustee of any "First Mortgage" (as defined below) may otherwise agree, this Lease, at Landlord's option, shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting all or any part of the Project, and to the lien of any first mortgages or first deeds of trust (each a "First Mortgage") in any amount or amounts whatsoever now or hereafter placed on or against the Land or Building, Landlord's interest or estate therein, or any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or trustee of a First Mortgage or ground lessor shall elect to have this Lease prior to the lien of its First Mortgage or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such First Mortgage or ground lease, whether this Lease is dated prior to or subsequent to the date of said First Mortgage or ground lease or the date of the recording thereof.

          16.2 JUNIOR LIENS. Tenant hereby agrees that this Lease shall be superior to the lien of any present or future mortgages or deeds of trust that are junior to any First Mortgage.

          16.3 SUBORDINATION AGREEMENTS. Tenant will execute and deliver upon demand without charge therefor, such further instruments evidencing the subordination of this Lease to any First Mortgage or ground lease, or the subordination of any First Mortgage or ground lease to such Lease, pursuant to Section 16.1, as the case may be, as may be required by Landlord.
Tenant's failure to comply with its obligations under this Paragraph 16.3 within fifteen (15) days of demand shall constitute an Event of Default and Landlord shall have the right, in such event, to impose upon Tenant a monetary penalty of $1,000.00 for such non- compliance, in addition to all other remedies available to Landlord under this Lease and by law. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

          16.4 ATTORNMENT. If this Project is transferred to any purchaser pursuant to or in lieu of proceedings to enforce any mortgage, deed of trust or ground lease (collectively, "Encumbrance"), and this Lease is either prior to such Encumbrance or the mortgagee or trustee of a First Mortgage or ground lessor of the Project elects to have this Lease survive such transfer, Tenant shall attorn to such purchaser and recognize such purchaser as the landlord under this Lease, and this Lease shall continue as a direct lease between such purchaser and Tenant.

     17.  QUIET ENJOYMENT.

          Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and performing its other covenants and conditions under this Lease, Tenant shall have the quiet possession of the Premises for the term of this Lease as against any persons or entities lawfully claiming by, through or under Landlord, subject, however, to the terms of this Lease and of any Encumbrance.

     18.  DEFAULT; REMEDIES

          18.1 DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

               (a) Tenant fails to pay Rent when due and such failure continues for five (5) days after written notice thereof to Tenant; however, Tenant shall be granted two (2) grace periods during the term of the Lease of an additional five (5) days each;

               (b) Tenant fails to deliver any subordination agreement requested by Landlord within the period described in Paragraph 16;

               (c) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in Paragraph 22;

               (d) Tenant Transfers or attempts to Transfer this Lease without complying with the provisions of Paragraph 15;

               (e) Tenant fails to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

                (f) Tenant abandons the Premises; or

                (g) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition seeking relief under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

          18.2 REMEDIES. Upon the occurrence of an Event of Default, Landlord may, at any time thereafter exercise the following remedies, which shall be in addition to any other rights or remedies now or hereafter available to Landlord at law or in equity:

                (a) Maintain this Lease in full force and effect and recover Rent as it becomes due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.
In the event any such reletting occurs, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting and other costs of subletting, including but not limited to brokers' commissions, attorneys' fees and expenses of removal of Tenant's personal property, trade fixtures, alterations and leasehold improvements; (ii) second, to the payment of Rent then due and payable; (iii) third, to the payment of future Rent as the same may become due and payable hereunder; and
(iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default. During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises, Landlord shall not unreasonably withhold its consent to an assignment of this Lease or a sublease of the Premises as set forth in Paragraph 15.2 -"Reasonable Consent."

                (b) Terminate Tenant's right to possession of the Premises at any time by written notice to Tenant, in which case Tenant shall immediately surrender possession of the Premises to Landlord. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including, but not limited to, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property and trade fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Paragraph 18.2, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. If Landlord terminates Tenant's right to possession in writing, Landlord shall be entitled to recover from Tenant all damages as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including but not limited to the following.

                    (1) The reasonable cost of recovering the Premises; plus

                    (2) The reasonable cost of removing Tenant's alterations, trade fixtures and Above-Standard Improvements; plus

                    (3) All unpaid Rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in subsection (a) above, together with interest at the Default Rate, on such sums from the date such Rent is due and payable until the date of the award of damages; plus

                    (4) The amount by which the Rent which would be payable by Tenant hereunder, including Operating Cost Payments as reasonably estimated by Landlord, from the date of termination until the date of the award of damages exceeds the amount of such rental loss Tenant proves could have been reasonably avoided, together with interest at the Default Rate on such sums from the date such Rent is due and payable until the date of the award of damages; plus

                     (5) The amount by which the Rent which would be payable by Tenant hereunder, including Operating Cost Payments, as reasonably estimated by Landlord, for the remainder of the then term, after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

                     (6) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                (c) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant's personal property, and trade fixtures from the Premises. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any Rent then due, after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord in its sole discretion deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, preparation for and conducting such sale, and attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in subsection (a) above.

                     Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Paragraph, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

                (d) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Default Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

          18.3 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Base Rent or Operating Costs Payments is not received by Landlord or Landlord's designee within ten (10) days of the date such amount shall be due, or if any installment of other Rent is not received by Landlord or Landlord's designee on or before the date such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          18.4 INTEREST. In addition to the late charges referred to above which are intended to defray Landlord's costs resulting from late payments, any late payment of Rent shall, at Landlord's option, bear interest from the due date of any such payment to the date the same is paid at the Default Rate, provided, however, that if Landlord imposes a late charge on any overdue payment, such overdue payment shall not begin to bear interest under this Paragraph 18.4 until thirty (30) days after the due date thereof.

          18.5 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than twenty (20) days after written notice by Tenant to Landlord and to any mortgagee, trustee or ground lessor of the Project (each a "Holder") whose name and address shall have theretofore been furnished to Tenant in writing, specifying that Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than twenty (20) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such twenty (20) day period and thereafter diligently prosecutes the same to completion.

     19.  PARKING

          Tenant and Tenant's employees, invitees and customers shall have the right to use the parking areas of the Building subject to such regulations as Landlord shall adopt from time to time, and subject to the right of Landlord to restrict the use by Tenant and Tenant's Representatives when in the sole judgment of Landlord such use is excessive for the parking area in relationship to the reasonable use required by other Tenants. If Landlord becomes obligated under applicable laws or regulations or any other directive of any governmental or quasi-governmental authority to pay or assess fees or charges for parking in the Building's parking area, Tenant shall pay such amounts to Landlord as additional Rent.

     20.  RELOCATION OF PREMISES

          20.1 CONDITIONS. For the purpose of maintaining an economical and proper distribution of Tenants throughout Bishop Ranch acceptable to Landlord, Landlord shall have the right from time to time during the term of this Lease to relocate the Premises within Bishop Ranch, subject to the following terms and conditions:

               (a) The rented and usable areas of the new Premises must be of equal size to the existing Premises (subject to a variation of up to ten percent (10%) provided the amount of Base Rent payable under this Lease is not increased);

               (b) Landlord shall pay the cost of providing tenant improvements in the new Premises comparable to the tenant improvements in the existing Premises;

               (c) Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution of Premises, including but not limited to costs of moving, door lettering, telephone relocation and reasonable quantities of new stationery;

          20.2 NOTICE. Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefore at least sixty (60) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of fifteen (15) days after receipt of Landlord's notice to relocate shall have the right (by delivering written notice to Landlord) to terminate this Lease. If Tenant so notifies Landlord, Landlord at its option may withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated, or accept Tenant's termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

     21.  MORTGAGEE PROTECTION.

          Tenant agrees to give any Holder, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. If Landlord shall have failed to cure such default within the time period set forth in Paragraph
18.5 the Holder shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

     22.  ESTOPPEL CERTIFICATES.

          (a) Upon ten (10) days' notice from Landlord, Tenant shall execute and deliver to Landlord, in form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the term of this Lease, the monthly Base Rent, the estimated Operating Cost Payments, the date to which Rent has been paid, the amount of any security deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligations hereunder and any other information reasonably requested by Landlord. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Project shall be entitled to rely upon any such certificate. Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Project or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificates.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

              (1) That this Lease is in full force and effect, without modification except as may be represented by Landlord;

              (2) That there are no uncured defaults in Landlord's performance; and

              (3) That not more than one month's Rent has been paid in advance; and

              (4) That Landlord has completed its construction obligations.

          (c) If Landlord desires to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of

Tenant as may be reasonably required by such lender. Such statements shall include the past three years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     23.  SURRENDER, HOLDING OVER.

          23.1 SURRENDER. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in its original condition, except for reasonable wear and tear and damage from casualty or condemnation; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove from the Premises all Tenant's personal property, trade fixtures, alterations and other Above-Standard Improvements that Tenant has the right or is required by Landlord to remove under the provisions of this Lease. Tenant shall also be responsible for removal of all telephone cables and wires, CRT, data and telephone equipment, and any other form of cabling that exists in Tenant's space. If any of such removal is not completed at the expiration or termination of this Lease, Landlord may remove the same at Tenant's expense. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense, in which event Tenant shall immediately reimburse Landlord for such expenses together with interest at the Default rate until so paid. Tenant's obligations under this Paragraph shall survive the expiration or termination of this Lease. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises.

          23.2 HOLDING OVER. If Tenant remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of the Tenant under this Lease, except that the Base Rent during Tenant's holding over shall be one hundred twenty-five percent (125%) of the monthly Base Rent payable in the last month prior to the termination or expiration hereof. Tenant shall indemnify and hold Landlord harmless from and against all claims, liability, damages, costs or expenses, including reasonable attorneys fees and costs of defending the same, incurred by Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any loss, cost, penalties, or damages, including lost profits, claimed by any prospective tenant of the Premises, and

(ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

     24.  HAZARDOUS MATERIALS

          Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then Tenant shall promptly notify Landlord of the same, and the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time to perform any required testing, to confirm Tenant's compliance with the provisions of this Paragraph, and to perform Tenant's obligations under this Paragraph if Tenant has failed to do so. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

     25.  MISCELLANEOUS

          25.1 ATTORNMENT. Upon any transfer by Landlord of Landlord's interest in the Premises or the Building (other than a transfer for security purposes only), Tenant agrees to attorn to any transferee or assignee of Landlord.

          25.2  CAPTIONS; ATTACHMENTS; DEFINED TERMS

                (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraph of this Lease. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the contents of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to," the matter or matters thereafter enumerated.

                (b) Exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed to constitute part of this Lease and are incorporated herein.

                (c) The words "Landlord" and "Tenant" as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. The obligations of this Lease as to a Tenant which consists of husband and wife shall extend individually to their sole and separate property as well as community property.

          25.3 ENTIRE AGREEMENT. This Lease along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises, and this Lease and the exhibits and attachments may be altered, amended or revoked only by instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

          25.4 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

          25.5 COSTS OF SUIT

               (a) If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

               (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

          25.6 TIME; JOINT AND SEVERAL LIABILITY. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

          25.7 BINDING EFFECT; CHOICE OF LAW. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words imparting such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

          25.8 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

          25.9 FORCE MAJEURE. In the event Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Work Letter, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention. Each day of delay under this Subsection shall result in one (1) Scheduled Commencement Adjustment Day.

         25.10 LANDLORD'S LIABILITY. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Project at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Project as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's stockholders, directors, officers or partners on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building or the Project, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Project, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this Paragraph 25.10. In no event will Landlord be liable under this Lease for consequential or indirect damages or loss of profits.

         25.11 CONSENTS AND APPROVALS. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure, unless Landlord withheld its consent maliciously and in bad faith.

               The review and/or approval by Landlord of any item to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Project under this Lease, and no third parties, including Tenant or Tenant's Representatives or any person or entity claiming by, through or under Tenant, shall have any rights hereunder.

         25.12 SIGNS. Tenant shall not place or permit to be placed in or upon the Premises where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or displays of any type without the prior consent of Landlord. Landlord shall include Tenant in the Building directories located in the Building. Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

         25.13 RULES AND REGULATIONS. Tenant and Tenant's Representatives shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its tenants including those annexed to this Lease as Exhibit D and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

         25.14 NOTICES. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be personally delivered, sent in the United States mail, certified or registered, postage prepaid, or sent by private messenger, addressed to the Landlord or Tenant respectively at the addresses set forth below:


LANDLORD:                                            TENANT:

ALEXANDER PROPERTIES COMPANY                         ATTENTION: MR. LANCE MORTENSEN
ONE ANNABEL LANE, SUITE 201                          SATELLITE ONLINE SOLUTIONS
P.O. BOX 640                                         CORPORATION
SAN RAMON, CA 94583                                  3000 EXECUTIVE PARKWAY, SUITE 150
                                                     SAN RAMON, CA 94583

or such other address as shall be established by notice to the other pursuant to this paragraph. Notices personally delivered or delivered by private messenger shall be deemed delivered when received at the address for such party designated pursuant to this paragraph. Notices sent by mail shall be deemed delivered on the earlier of the third business day following deposit thereof with the United States Postal Service or the delivery date shown on the return receipt prepared in connection therewith. Notwithstanding the foregoing, Landlord shall have the right, upon notice to Tenant thereof, to eliminate personal delivery as an effective means of notice hereunder.

         25.15 AUTHORITY. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and validly existing entity, the persons signing on behalf of Tenant, are duly authorized to execute and deliver this Lease on behalf of Tenant and this Lease is binding upon Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease.

         25.16 LEASE GUARANTY. (Intentionally Deleted)

         25.17 BROKERS. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease. Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or its agents, employees or representatives.

         25.18 RESERVED RIGHTS. Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent, to reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas.

         25.19 SATELLITE ANTENNA. Subject to compliance with the provisions of this Lease and applicable Laws, Tenant may install on the roof of the Building at a location designated or approved by Landlord an electronic satellite dish or antenna (not to exceed two (2) feet in diameter) and associated cabling and equipment (collectively the "System") for data communications used in the conduct of Tenant's business in the Premises. Tenant's right to install and maintain any such System is non-exclusive; Landlord may grant similar or additional rights to others. Prior to any such installation Tenant shall furnish detailed plans and specifications for the installation to Landlord for approval, which approval shall not be unreasonably withheld or delayed. The size, location and installation of the antenna shall conform to all existing and future Laws. Upon approval, the System shall be installed, at Tenant's expense, and the installation shall be attractively screened if so required by Landlord or applicable Laws. Landlord may require use of a non-penetrating roof mount. If reasonably requested by Landlord, a roofing company acceptable to Landlord shall at Tenant's expense install an appropriate base upon which Tenant's installation shall be mounted. All aspects and phases of Tenant's installation, including the antenna, any associated electronic or other equipment, wiring, roof mount and base, shall at all times be subject to supervision and approval by Landlord (solely to protect Landlord's interests; Landlord shall have no obligation to Tenant to exercise any such power of supervision or approval). Tenant shall be responsible for procuring whatever consents, approvals, licenses or permits may be required for the use or operation of Tenant's System. Landlord makes no warranties or representations as to the permissibility of any such installation by Tenant. All costs and expenses incurred in connection with and such installation or proposed installation by Tenant, including any cost or expenses incurred by Landlord in connection with review or supervision, shall be borne by Tenant.

Tenant shall reimburse Landlord for all charges for electricity or other utilities used in connection with Tenant's operation of the System. Tenant shall be permitted access to the area on the roof where any such installation may be made as necessary for the installation and maintenance thereof. Tenant shall at all times and at Tenant's sole expense be responsible for proper maintenance of any such installation and all governmental permits and approvals required in connection therewith (including compliance with any and all conditions attached thereto). Any such installation and the roof area on which it is located shall be deemed to be part of the Premises for purposes of Tenant's insurance and indemnification obligations under Sections 12 and 11. If any such installation or use thereof by Tenant interferes in any manner with the ability of other tenants or occupants of the Building to communicate in any manner (whether by telephone, radio, telex, telecommunication, television, microwave, computer or otherwise), then Tenant shall do whatever is necessary to stop such interference (including, if necessary, removing the System from the Building). Tenant may at any time, and shall at expiration or earlier termination of the Term, remove the System, restore the Building to the condition existing prior to Tenant's installation, and repair any damage caused by Tenant's installation or removal.

         Landlord and Tenant have executed this Lease on the date and year set forth at the beginning of this Lease.

LANDLORD:                                    TENANT:

ALEXANDER PROPERTIES COMPANY,                SATELLITE ONLINE SOLUTIONS
A CALIFORNIA PARTNERSHIP                     CORPORATION


By: /s/ Judith Martin                        By: /s/ Lance Mortensen
   -----------------------------------          -------------------------------
                                                Authorized Agent

                                                                 BISHOP RANCH 8
                                                                      SITE PLAN






                            [SITE PLAN OF EXECUTIVE PARKWAY]










      EXHIBIT A - Page 1
      ------------------
      BISHOP RANCH 8
      3000 EXECUTIVE PARKWAY
      SAN RAMON, CA 94583

                                                       BISHOP RANCH 8
                                             TYPICAL FIRST FLOOR PLAN
                                               3000 EXECUTIVE PARKWAY










      EXHIBIT A - Page 2
      -----------------------
      BISHOP RANCH 8, BLDG. Q
      3000 EXECUTIVE PARKWAY
      GROUND FLOOR
      SUITE 150
      4,326 RSF

                                    EXHIBIT B

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                           DATED AS OF AUGUST 6, 1997
                                     BETWEEN
                   ALEXANDER PROPERTIES COMPANY, AS LANDLORD,
                                       AND
            SATELLITE ONLINE SOLUTIONS CORPORATION, AS TENANT ("LEASE")


                                   WORK LETTER

         Landlord shall deliver the Premises to Tenant in an "as is" condition, except that Landlord shall complete at its cost those items described in Section 1. PREMISES of the Lease Document.

         Landlord shall use its best efforts to deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date specified in the Lease.

                             EXHIBIT C - SPACE PLAN





                             (INTENTIONALLY DELETED)

                                    EXHIBIT D

                              RULES AND REGULATIONS

         1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, affixed or otherwise displayed by Tenant on or to any part of the outside or inside of the Building or the Premises without the prior written consent: of Landlord and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however that Tenant may request Landlord to furnish and install a building standard window covering at all exterior windows at Tenant's cost. Tenant shall not install any radio or television antenna, loud speaker, or other device on or about the roof area or exterior walls of the Building.

         2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to the common areas by persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. In no event may Tenant go upon the roof of the Building.

         3. Landlord will furnish Tenant with ____________ keys to the Premises, free of charge. Additional keys shall be obtained only from Landlord and Landlord may make a reasonable charge for such additional keys. No additional locking devices shall be installed in the Premises by Tenant, nor shall any locking devices be changed or altered in any respect without the prior written consent of Landlord. All locks installed in the Premises excluding Tenant's vaults and safes, or special security areas (which shall be designated by Tenant in a written notice to Landlord), shall be keyed to the Building master key system. Landlord may make reasonable charge for any additional lock or any bolt (including labor) installed on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Premises.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be deposited therein and Tenant shall bear the expense of any breakage, stoppage or damage resulting from its violation of this rule.

         5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings or installation of wallpaper or paint shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct.

         6. Tenant may use the freight elevators in accordance with such reasonable scheduling as Landlord shall deem appropriate. Tenant shall schedule with Landlord, by written notice given no less than forty-eight (48) hours in advance, its move into or out of the Building which moving shall occur after 5:00 p.m. or on weekend days if required by Landlord; and Tenant shall reimburse Landlord upon demand for any additional security or other charges incurred by Landlord as a consequence of such moving. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. The floors, corners and walls of elevators and corridors used for moving of equipment or other items in or out of the Project must be adequately covered, padded and protected and, Landlord may provide such padding and protection at Tenant's expense if Landlord determines that such measures undertaken by Tenant or Tenant's movers are inadequate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment or furnishings brought into the Building and also the times and manner of moving the same in or out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

         7. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord.

         8. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable, combustible or noxious fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. Tenant shall not make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

         9. The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. Tenant shall not occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form. The Premises shall not be used for lodging or sleeping or for any illegal purposes. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters' Laboratory approved portable equipment for brewing coffee, tea and similar beverages and of microwave ovens approved by Landlord shall be permitted provided that such use is in accordance with all applicable federal, state and local laws, codes, ordinances, rules and regulations.

        10. Landlord will direct electricians as to where and how telephone wires and any other cables or wires are to be installed. No boring or cutting for cables or wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         11. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. Tenant shall bear the expense of repairing any damage resulting from a violation of this rule or removal of any floor covering.

         12. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord. In its use of such, Tenant shall not obstruct or permit the obstruction of walkways, ingress and egress to the Building and tenant spaces and at no time shall Tenant park vehicles which will create traffic and safety hazards or create other obstructions.

         13. On Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building or to the halls, corridors, elevators, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Tenant assumes all responsibility for protecting its Premises from theft, robbery and pilferage. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building and the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its tenants, and to implement such additional security measures as Landlord deems appropriate for such purposes. The cost of such additional security measures, as reasonably allocated by Landlord to Tenant, shall be reimbursed by Tenant within thirty (30) days after receipt of Landlord's demand therefor.

         14. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets, water apparatus and utilities are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress, and all tenants shall at all times comply with any rules and orders of the fire department with respect to ingress and egress.

         15. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         16. Landlord shall attend to the requests of Tenant after notice thereof from Tenant by telephone, in writing or in person at the Office of the Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

         17. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

         18. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time-to-time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

         19. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of those Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

         20. Canvassing, soliciting, peddling or distribution of handbills or other written material in the Building and Project is prohibited and Tenant shall cooperate to prevent same.

         21. Landlord reserves the right to (i) select the name of the Project and Building and to make such change or changes of name, street address or suite numbers as it may deem appropriate from time to time, (ii) grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted in the Lease, and (iii) reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas. Tenant shall not refer to the Project by any name other than the name as selected by Landlord (as same may be changed from time to time), or the postal address, approved by the United States Post Office. Without the written consent of Landlord, Tenant shall not use the name of the Building or Bishop Ranch Business Park in connection with or in promoting or advertising the business of Tenant or in any respect except as Tenant's address.

         22. Tenant shall store all its trash and garbage within the Premises until removal of same to such location in the Project as may be designated from time to time by Landlord. No material shall be placed in the Project trash boxes or receptacle if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Ramon without being in violation of any law or ordinance governing such disposal.

         23. Landlord shall furnish heating and air conditioning during the hours of 7:00 a.m. and 7:00 p.m., Monday through Friday, except for holidays. In the event Tenant requires heating and air conditioning during off hours, Saturdays, Sundays or holidays, Landlord shall on notice provide such services at the rate established by Landlord from time-to-time. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants generally.

         24. The directory of the Building will be provided for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom. Any additional name that Tenant shall desire to place upon the directory must first be approved by Landlord and, if so approved, a charge will be made for each such name.

         25. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of, or use or permit the use of any sidewalk or common area adjacent to the Premises for the sale of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant's lease.

         26. The word "Tenant" occurring in these Rules and Regulations shall mean Tenant and Tenant's Representatives. The word "Landlord" occurring in these Rules and Regulations shall mean Landlord's assigns, agents, clerks, employees and visitors.

ACKNOWLEDGED AND ACCEPTED:




Landlord:                                            Tenant:



By: Judith Martin                                    By: Lance Mortensen
   -------------------------------                      ------------------------

Date: 8/6/97                                         Date:    8-3-97
     -----------------------------                        ----------------------

                                    EXHIBIT E

                            JANITORIAL SPECIFICATIONS


The following specific janitorial services will be provided in accordance with provisions of Paragraph 7.1, Landlord's Obligations:

OFFICE AREAS (DAILY)

1. Empty all waste baskets and disposal cans, if liners used, replace as necessary.
2. Spot dust desks, chairs, file cabinets, counters and furniture.
3. Spot vacuum all carpets and walk-off mats; spot as necessary.
4. Sweep all hard surface floors with treated dust mop.

OFFICE AREAS (WEEKLY)

1. Vacuum carpets completely, including around base boards, etc.
2. Perform low dusting of furniture.
3. Dust window sills and ledges.

OFFICE AREAS (QUARTERLY)

1. Perform all high dusting of doors, sashes, moldings, etc.
2. Dust venetian blinds as needed.

OFFICE AREA CORRIDORS AND LOBBIES (DAILY SERVICE)

1. Vacuum carpets and dust mop any hard floors.
2. Spot clean carpets of all spillage.
3. Clean all thresholds.

OFFICE AREA CORRIDORS AND LOBBIES (WEEKLY)

1. Perform all high dusting of doors, sashes, moldings, etc.
2. Vacuum and clean all ceiling vents.
3. Polish any metal railings, placards, etc.

STAIRWAYS (DAILY)

1. Sweep all hard surface steps.
2. Dust banisters.

STAIRWAYS (WEEKLY)

1. Sweep all hard surfaces.
2. Spot mop all spills as needed.

RESTROOMS COMMON AREA  (DAILY SERVICE)

1. Empty all waste containers and replace liners as needed.
2. Clean all metal, mirrors, and fixtures.
3. Sinks, toilet bowls and urinals are to be kept free of scale.
4. Clean all lavatory fixtures using disinfectant cleaners.
5. Wash and disinfect underside and tops of toilet seats.
6. Wipe down walls around urinals.
7. Refill soap, towel, and tissue dispensers.
8. Wet mop tile floors with disinfectant solution.
9. Refill sanitary napkin machines as necessary.

RESTROOMS COMMON AREA (WEEKLY)

1. Perform high dusting and vacuum vents.
2. Use germicidal solution in urinal traps, lavatory traps, and floor drains.

RESTROOMS COMMON AREA (MONTHLY)

1. Scrub floors with power machine.
2. Wash down all ceramic tile and toilet compartments.

ELEVATORS (DAILY)

1. Vacuum floors.
2. Clean thresholds.
3. Spot walls and polish surfaces.

GENERAL

All glass entry doors to offices, corridors, or lunch rooms are to be cleaned as necessary.

                                    EXHIBIT F

                 DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST

1. I, the undersigned, hereby authorize Landlord to order one door sign of ( ) wood, (x) vinyl, ( ) chrome. The business name on it shall be:

    ----------------------------------------------------------------------------

2. The directory strip shall read:

    SATELLITE ONLINE SOLUTIONS
    ----------------------------------------------------------------------------

3. The mail box strip shall read:

    ----------------------------------------------------------------------------

                 Lance Mortensen                                  8-3-97
    -----------------------------------------              ---------------------
                  Signature                                        Date



         Street Address:  3000 Executive Parkway
                          -------------------------------------

         Suite Number:    150
                          -------------------------------------

         Complex:         Bishop Ranch 8, Building Q
                          -------------------------------------

                                    ALEXANDER
                               PROPERTIES COMPANY

One Annabel Lane Post Office Box 640 San Ramon, California 94583 Fax 510/866-1330 Tel 510/866-0100








                                    EXHIBIT G

                              COMMENCEMENT OF LEASE

It is hereby agreed to that (a) the "Commencement Date" under that certain Lease dated by and between ALEXANDER PROPERTIES COMPANY as Landlord and SATELLITE ONLINE SOLUTIONS CORPORATION as Tenant, covering Premises located
at 3000 EXECUTIVE PARKWAY, SUITE 150, is                      ,     1997, (b)
the "Expiration Date" thereof is 5:00 P.M. on            ,  1997, and (c)
Landlord has completed all of its construction obligations under the Work
Letter.

ACKNOWLEDGED AND ACCEPTED:



Landlord:                                     Tenant:



By:                                           By:
   -----------------------------------            ------------------------------


Date:                                         Date:
     ---------------------------------             -----------------------------




               Developing A Better Way Of Life Since Nineteen Fifty-One.

                             FIRST LEASE ADDENDUM

         THIS FIRST LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 7th DAY OF August, 1998, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SATELLITE ONLINE SOLUTIONS CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

         IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED AUGUST 6, 1997, (HEREINAFTER REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 1. PREMISES

         Subs/Par 1.1 DESCRIPTION. The size of the Premises is hereby increased by 1,525 rentable square feet, located on the SECOND floor of 3000 EXECUTIVE PARKWAY, SUITE 218 (hereinafter referred to as "EXPANSION SPACE A") for a new total of 5,851 rentable square feet as shown on the attached Exhibit A, effective AUGUST 7, 1998 (hereinafter referred to as the "EFFECTIVE DATE").

         Subs/Par 1.2 WORK OF IMPROVEMENT. Landlord agrees to shampoo the carpet. Except for shampooing, Tenant shall occupy the Premises in as-is condition.

Section 3. RENT

         Subsection 3.1 RENT. The Base Rent shall hereby increase from NINE THOUSAND TWELVE AND 50/100 DOLLARS ($9,012.50) per month to TWELVE THOUSAND ONE HUNDRED EIGHTY-NINE AND 58/100 DOLLARS ($12,189.58) per month effective on the EFFECTIVE DATE.

Section 4. SECURITY DEPOSIT

         Concurrently with Tenant's execution of this FIRST Lease Addendum, Tenant shall deposit with Landlord the sum of THREE THOUSAND ONE HUNDRED SEVENTY-SEVEN AND 08/100 DOLLARS ($3,177.08) representing an increase in the Security Deposit from EIGHTEEN THOUSAND TWENTY-FIVE AND 00/100 DOLLARS ($18,025.00) to TWENTY-ONE THOUSAND TWO HUNDRED TWO AND 08/100 DOLLARS ($21,202.08).

Section 5. TAX AND BUILDING OPERATING COST INCREASES

         Subsection 5.2 TENANT'S SHARE. On the EFFECTIVE DATE Tenant's Share of Building Operating Costs shall be increased from 2.05% to 2.78% (the Tenant's Share for EXPANSION SPACE A being .73%), and the Expense Stop for EXPANSION SPACE A shall be $7.75 per rentable square foot per annum.

         With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                                       TENANT

ALEXANDER PROPERTIES COMPANY,                  SATELLITE ONLINE SOLUTIONS
A CALIFORNIA PARTNERSHIP                       CORPORATION


By:      /s/ Judith Martin                     By:   /s/ John Evleth
      ---------------------------------           -----------------------------
Title:          CFO                            Title:     CFO
      ---------------------------------              --------------------------
Date:           8/17/98                        Date:      August 11, 1998
      ---------------------------------              --------------------------

                                               Regarding:

                                               Existing Premises:
                                               Bishop Ranch 8, Building Q
                                               3000 Executive Parkway, Suite 150
                                               San Ramon, CA 94583

                                               Expansion Space A:
                                               Bishop Ranch 8, Building Q
                                               3000 Executive Parkway, Suite 218
                                               San Ramon, CA 94583

                                                                 BISHOP RANCH 8

                                                      TYPICAL SECOND FLOOR PLAN
                                                         3000 EXECUTIVE PARKWAY




                                    [GRAPHIC]




EXHIBIT A

BISHOP RANCH, BUILDING Q
3000 EXECUTIVE PARKWAY
EXISTING PREMISES: SUITE 150    4,326 rsf
EXPANSION PREMISES: SUITE 218   1,525 rsf
                                ---------
TOTAL NEW PREMISES              5,851 rsf

                              SECOND LEASE ADDENDUM


         THIS SECOND LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 15th DAY OF September, 1998, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SATELLITE ONLINE SOLUTIONS CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

         IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED AUGUST 6, 1997, AND FIRST LEASE ADDENDUM DATED AUGUST 7, 1998, (HEREINAFTER COLLECTIVELY REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:


Section 1. PREMISES

         Subsection 1.1   DESCRIPTION.  The "Effective Date" is hereby
changed from August 7, 1998 to September 1, 1998.

         With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                                      TENANT

ALEXANDER PROPERTIES COMPANY,                 SATELLITE ONLINE SOLUTIONS CORP.
A CALIFORNIA PARTNERSHIP



By: /s/ Judith K. Martin                      By: /s/ Lance Mortensen
   ---------------------------                   ---------------------------
Title: CFO                                    Title: CEO
      ------------------------                      ------------------------
Date:  9/15/98                                Date:      9-2-98
      ------------------------                      ------------------------
                                              Regarding:

                                              Bishop Ranch 8, Building Q
                                              3000 Executive Parkway Suites
                                              150 and 218
                                              San Ramon, CA 94583

                              THIRD LEASE ADDENDUM

         THIS THIRD LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 14th DAY OF October , 1998, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SATELLITE ONLINE SOLUTIONS CORPORATION (HEREINAFTER REFERRED TO AS "TENANT") .

         IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED AUGUST 6, 1997, FIRST LEASE ADDENDUM DATED AUGUST 7, 1998, AND SECOND LEASE ADDENDUM DATED SEPTEMBER 15, 1998, (HEREINAFTER COLLECTIVELY REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 1.        PREMISES

         Subsection 1.1 DESCRIPTION. The size of the Premises is hereby decreased by 1,525 rentable square feet, located on the SECOND FLOOR of 3000 EXECUTIVE PARKWAY, SUITE 218 (referred to as "EXPANSION SPACE A") and increased by 4,648 rentable square feet, located on the GROUND FLOOR of 3000 EXECUTIVE PARKWAY, SUITE 100 (hereinafter referred to as "EXPANSION SPACE B") for a new total of 8,974 rentable square feet as shown on the attached Exhibit A, effective upon the occupancy of EXPANSION SPACE B as evidenced by the execution of Exhibit G attached (hereinafter referred to as the "EFFECTIVE DATE").

         Subsection 1.2 WORK OF IMPROVEMENT. Landlord agrees to provide the improvements as shown on the attached Exhibit C, however the cost of electrical work in excess of TEN THOUSAND FOUR HUNDRED SIXTY-SEVEN AND 50/100 DOLLARS ($10,467.50) shall be paid for by Tenant. In addition, any changes to the plan which increase the cost of the work shall be paid by Tenant. Tenant shall, within thirty (30) days from receipt of Landlord's invoice for any such excess cost, promptly pay any excess in progress payments which shall be due and payable fifty percent (50%) of the total excess prior to construction, forty percent (40%) prior to occupancy, and the balance (ten percent (10%)) due upon the occupancy of Expansion Space B as evidenced by the execution of Exhibit G attached.

Section 3. RENT

         Subsection 3.1 RENT. The Base Rent shall hereby increase from TWELVE THOUSAND ONE HUNDRED EIGHTY-NINE AND 58/100 DOLLARS ($12,189.58) per month to NINETEEN THOUSAND FOUR HUNDRED SEVENTY AND 50/100 DOLLARS ($19,470.50) per month effective on the EFFECTIVE DATE.

Section 4. SECURITY DEPOSIT

         Concurrently with Tenant's execution of this THIRD Lease Addendum, Tenant shall deposit with Landlord the sum of SEVEN THOUSAND TWO HUNDRED EIGHTY AND 92/100 DOLLARS ($7,280.92) representing an increase in the Security Deposit from TWENTY-ONE THOUSAND TWO HUNDRED TWO AND 08/100 DOLLARS ($21,202.08) to TWENTY-EIGHT THOUSAND FOUR HUNDRED EIGHTY-THREE AND 00/100 DOLLARS ($28,483.00).

Section 5. TAX AND BUILDING OPERATING COST INCREASES

         Subsection 5.2 TENANT'S SHARE. On the EFFECTIVE DATE Tenant's Share of Building Operating Costs shall be increased from 2.78% to 4.26% (the Tenant's Share for EXPANSION SPACE B being 2.21%), and the Expense Stop for EXPANSION SPACE B shall be $7.85 per rentable square foot per annum.

         With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                                 TENANT

ALEXANDER PROPERTIES COMPANY,            SATELLITE ONLINE SOLUTIONS CORP.
A CALIFORNIA PARTNERSHIP


By:  Judith K. Martin                    By:    Lance Mortensen
   ---------------------------              ---------------------------------
Title:     CFO                           Title    CEO
      ------------------------                -------------------------------
Date:      10/14/98                      Date:
      ------------------------                 ------------------------------

                                          Move from Existing Premises:
                                          Expansion Space A
                                          3000 Executive Parkway, Suite 218
                                          San Ramon, CA 94583

                                          Move to New Premises:
                                          Expansion Space B
                                          3000 Executive Parkway, Suite 100
                                          San Ramon, CA 94583

[GRAPHIC]


EXHIBIT A
---------
NEW PREMISES:
BISHOP RANCH 8, BUILDING Q
3000 EXEXCUTIVE PARKWAY, SUITE 100
SAN RAMON, CA 94583
4,648 rsf

                                    ALEXANDER
                               PROPERTIES COMPANY

One Annabel Lane Post Office Box 640 San Ramon, California 94583 Fax 510/866-1330 Tel 510/866-0100


                                    EXHIBIT G

                      COMMENCEMENT OF THIRD LEASE ADDENDUM

It is hereby agreed to that as of           , 199 , EXPANSION SPACE B located
at 3000 EXECUTIVE PARKWAY, SUITE 100, described in the THIRD Lease Addendum
dated            , 199 , by and between ALEXANDER PROPERTIES COMPANY as
Landlord and SATELLITE ONLINE SOLUTIONS CORPORATION as Tenant, were occupied by Tenant and that said THIRD Lease Addendum is in full force and effect.

ACKNOWLEDGED AND ACCEPTED:


Landlord:                               Tenant:


By:                                     By:
   ---------------------------             --------------------------

Date:                                   Date:
     -------------------------               ------------------------





            Developing A Better Way Of Life Since Nineteen Fifty-One.

                              FOURTH LEASE ADDENDUM

         THIS FOURTH LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 22nd DAY OF October, 1998, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND SATELLITE ONLINE SOLUTIONS CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

         IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED AUGUST 6, 1997, FIRST LEASE ADDENDUM DATED AUGUST 7, 1998, SECOND LEASE ADDENDUM DATED SEPTEMBER 15, 1998, AND THIRD LEASE ADDENDUM DATED OCTOBER 14, 1998 (HEREINAFTER COLLECTIVELY REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 1. PREMISES

         Subsection 1.1 DESCRIPTION. The Suite number for EXPANSION SPACE B as referred to in the Third Lease Addendum, located in 3000 EXECUTIVE PARKWAY, is hereby changed from SUITE 100 to SUITE 130. (The location of the Premises shall remain unchanged.)

         With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.


LANDLORD                                    TENANT

ALEXANDER PROPERTIES COMPANY,               SATELLITE ONLINE SOLUTIONS CORP.
A CALIFORNIA PARTNERSHIP

By: /s/ Judith K. Martin                     By: /s/ John Evleth
   ----------------------------                 -----------------------------
Title:   CFO                                 Title:       CFO
      -------------------------                    --------------------------
Date:    10/22/98                            Date:
      -------------------------                    --------------------------

                                             Regarding:
                                             Bishop Ranch 8, Building Q
                                             3000 Executive Parkway
                                             Existing Premises, Suite 150
                                             Rename Expansion Space B
                                             from Suite 100 to Suite 130
                                             San Ramon, CA 94583

                              FIFTH LEASE ADDENDUM

         THIS FIFTH LEASE ADDENDUM IS MADE AND ENTERED INTO THIS      DAY OF
                 ,   1999,   BY  AND BETWEEN  ALEXANDER  PROPERTIES  COMPANY,
 A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS "LANDLORD") AND ZAPME! CORPORATION (HEREINAFTER REFERRED TO AS "TENANT").

         IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED AUGUST 6, 1997, FIRST LEASE ADDENDUM DATED AUGUST 7, 1998, SECOND LEASE ADDENDUM DATED SEPTEMBER 15, 1998, THIRD LEASE ADDENDUM DATED OCTOBER 14, 1998 AND FOURTH LEASE ADDENDUM DATED OCTOBER 22, 1998 (HEREINAFTER COLLECTIVELY REFERRED TO AS "LEASE") IN THE FOLLOWING MANNER:

Section 1.  PREMISES

         Subsection 1.1 DESCRIPTION. The size of the Premises is hereby increased by 2,949 rentable square feet, located on the FOURTH floor of 3000 EXECUTIVE PARKWAY, SUITE 440 (hereinafter referred to as "EXPANSION SPACE C") for a new total of 11,923 rentable square feet as shown on the attached Exhibit A, effective MAY 1, 1999 (hereinafter referred to as the "EFFECTIVE DATE") .

         Subsection 1.2 WORK OF IMPROVEMENT. Landlord agrees to shampoo the carpet prior to Tenant's occupancy. Except for shampooing of the carpet, Tenant shall occupy the Premises in its as-is condition. If applicable, the cost of any additional work shall be paid by Tenant. Tenant shall, within thirty (30) days from receipt of Landlord's invoice for any such excess cost, promptly pay any excess in progress payments which shall be due and payable fifty percent (50%) of the total excess prior to construction, forty percent (40%) prior to occupancy, and the balance (ten percent (10%)) due upon completion of the punch list as described in Section 1.2 of Exhibit B attached hereto.

Section 3. RENT

         Subsection 3.1 RENT. The Base Rent shall hereby increase from NINETEEN THOUSAND FOUR HUNDRED SEVENTY AND 50/100 DOLLARS ($19,470.50) per month to TWENTY-SIX THOUSAND ONE HUNDRED FIVE AND 75/100 DOLLARS ($26,105.75) per month effective MAY 1, 1999 (the EFFECTIVE DATE).

Section 4. SECURITY DEPOSIT

         Concurrently with Tenant's execution of this FIFTH Lease Addendum, Tenant shall deposit with Landlord the sum of SIX THOUSAND SIX HUNDRED THIRTY-FIVE AND 25/100 DOLLARS ($6,635.25) representing an increase in the Security Deposit from TWENTY-EIGHT THOUSAND FOUR HUNDRED EIGHTY-THREE AND 00/100 DOLLARS ($28,483.00) to THIRTY-FIVE THOUSAND ONE HUNDRED EIGHTEEN AND 25/100 DOLLARS ($35,118.25).

Section 5. TAX AND BUILDING OPERATING COST INCREASES

         Subsection

         Subsection 5.2 TENANT'S SHARE. On the EFFECTIVE DATE, Tenant's Share of Building Operating Costs shall be increased from 4.26% to 5.66% (the Tenant's Share for EXPANSION SPACE C being 1.40%), and the Expense Stop for EXPANSION SPACE C shall be $8.00 per rentable square foot per annum.

         With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

LANDLORD                                  TENANT

ALEXANDER PROPERTIES COMPANY,             ZAPME! CORP.
A CALIFORNIA PARTNERSHIP

By:                                       By: /s/ Bruce D. Bower
   ----------------------------              -----------------------
Title:                                    Title:   VP
      -------------------------                 --------------------
Date:                                     Date:    4-16-99
      -------------------------                 --------------------
                                          Regarding:

                                          Existing Premises:
                                          Bishop Ranch 8, Building Q
                                          3000 Executive Parkway
                                          Suites 150/130
                                          San Ramon, CA 94583

                                          Expansion Space C:
                                          Bishop Ranch 8, Building Q
                                          3000 Executive Parkway, Suite 440
                                          San Ramon, CA 94583

                                    EXHIBIT A
                                    ---------

                                    Expansion Space C
                                    3000 Executive Parkway
                                    4th Floor, Suite 440
                                    2,949 rsf



                                   [GRAPHIC]

                                    ALEXANDER
                               PROPERTIES COMPANY

One Annabel Lane Post Office Box 640 San Ramon California 94563 Fax 510 866-1330 Tel 510 866-0100




                                    EXHIBIT G

                      COMMENCEMENT OF FIFTH LEASE ADDENDUM

It is hereby agreed to that as of              , 1999, EXPANSION SPACE C
located at 3000 EXECUTIVE PARKWAY, SUITE 440, described in the Fifth Lease
Addendum dated           , 1999, by and between ALEXANDER PROPERTIES COMPANY
as Landlord and SATELLITE ONLINE SOLUTIONS CORPORATION as Tenant, were occupied by Tenant and that said FIFTH Lease Addendum is in full force and effect.



ACKNOWLEDGED AND ACCEPTED:


Landlord:                                      Tenant:


By:                                             By:
   --------------------------------                ----------------------------

Date:                                           Date:
     ------------------------------                  --------------------------










            Developing A Better Way Of Life Since Nineteen Fifty-One